UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 15, 2004

Citibank Omni-S Master Trust (Exact name of registrant as specified in charter)

New York (State of Organization)	000-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

        c/o Citi Omni-S Finance LLC
        701 East 60th St., North
        P.O. Box 6034, MC 1251, Room A
        Sioux Falls, South Dakota
 (Address of principal executive offices)
57117 (Zip Code)

Registrant's Telephone Number, including area code: (605) 331-2671

Former name or former address, if changed since last report: Not Applicable

Item 5. Other Events
On April 15, 2004, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(p).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
The Exhibit Index hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CITIBANK OMNI-S MASTER TRUST (Registrant)

	By:	Citi Omni-S Finance LLC (as Seller)
	By:	/S/ Douglas C. Morrison Douglas C. Morrison President
Date: April 15, 2004

EXHIBIT INDEX
Exhibit No.

20(a).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(b).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(c).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(d).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(e).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(f).

Series 2000-2 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(g).

Series 2000-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(h).

Series 2000-4 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(i).

Series 2001-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(j).

Series 2001-2 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(k).

Series 2001-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(l).

Series 2002-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(m).

Series 2002-2 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(n).

Series 2002-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(o).

Series 2002-4 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

20(p).

Series 2002-5 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 2004 and reflecting the performance of the Trust during the Due Period ended in March 2004, which will accompany the distribution on April 15, 2004.

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